UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2020 (December 24, 2020)

TRONOX HOLDINGS PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Blvd., Suite 1100	Laporte Road, Stallingborough

Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, UK

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2020, Tronox Holdings plc (“Tronox” or the “Company”), announced that Chairman and Chief Executive Officer Jeffry N. Quinn will take a leave of absence effective immediately and that the Board of Directors of the Company (the “Board”) has appointed John D. Romano, age 56, Executive Vice President, Chief Commercial and Strategy Officer, and Jean-François Turgeon, age 54, Executive Vice President and Chief Operating Officer, as co-Chief Executive Officers on an interim basis, effective immediately.  In addition, Ilan Kaufthal, Lead Independent Director, has been elected Chairman of the Board on an interim basis, effective immediately.

Summaries of Mr. Romano’s and Mr. Turgeon’s biographical and business experience can be found in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2020 on page 36, which summaries are incorporated by reference in this Item 5.02.

In consideration of their additional service, the Board has approved letter agreements with each of Mr. Romano and Mr. Turgeon providing for (i) an additional salary stipend of $25,000 per month for the duration of his service as co-Chief Executive Officer on an interim basis, (ii) a one-time cash bonus of $500,000 paid at the completion of his service as co-Chief Executive Officer on an interim basis and (iii) a one-time award of Restricted Stock Units with a value of $750,000 that shall vest on March 5, 2023, subject to continued employment with the Company.

Item 7.01.	Regulation FD Disclosure.

On December 27, 2020, the Company issued a press release relating to certain matters set forth in this Current Report on Form 8-K which is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On December 24, 2020, Mr. Quinn alerted the Board that he had been referenced as an unnamed individual in a SEC civil complaint and related criminal complaint regarding alleged insider trading by the defendant named in the complaints in the shares of Ferro Corporation in February and March of 2016.  Mr. Quinn served as a director of Ferro Corporation from May 2013 through August 2016.  Mr. Quinn has been a director of Tronox since 2011, was appointed President and Chief Executive Officer in December 2017 and was appointed Chairman of the Board in March 2019.  Neither Tronox nor Tronox’s shares are referenced in the complaints.

The information set forth above in Item 5.02 is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 27, 2020.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: December 28, 2020	By:	/s/ Jeffrey N. Neuman
Name: Jeffrey N. Neuman
Title: Senior Vice President, General Counsel and Secretary